Rational/RGN Hedged Equity Fund

Class A Shares: RNEAX	Class C Shares: RNECX	Institutional Shares: RNEIX

November 14, 2024

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Fund dated September 27, 2024.

The physical address set forth in the sections of the Fund’s Prospectus entitled “How to Buy Shares - Opening an Account”, “How to Buy Shares – Additional Investments”, “How to Redeem Shares-By Mail” and “How to Exchange Shares” is changed to the following:

Mutual Fund and Variable Insurance Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

The post office box address set forth under the section of the Fund’s Prospectus entitled “How to Buy Shares – Opening an Account” and “How to Redeem Shares – By Mail” is changed to the following:

Rational Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund dated September 27, 2024, as supplemented, which provides information that you should know about the Fund before investing. This document is available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to Mutual Fund and Variable Insurance Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.